UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2012

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

500 Unicorn Park Drive Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07. Submission of Matters to a Vote of Security Holders

Item 9.01. Financial Statements and Exhibits

SIGNATURE

Item 5.07	Submission of Matters to a Vote of Security Holders.

LogMeIn, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders on May 24, 2012. Proxies for the meeting were solicited in accordance with the Securities Exchange Act of 1934. At the annual meeting, the stockholders of the Company voted on the following proposals:

I.	To reelect the following persons as class III directors for a three-year term expiring in 2015. Each nominee for director was elected by a vote of the stockholders as follows:

	For	Withheld	Broker Non- Votes
Edwin J. Gillis	21,562,237	553,569	1,001,063
Michael K. Simon	21,266,600	849,206	1,001,063

II.	To ratify the appointment of Deloitte & Touche LLP as independent registered public accountants for the year ending December 31, 2012. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstentions	Broker Non- Votes
22,534,828	579,846	2,195	---

III.	To approve an amendment and restatement of the Company’s 2009 Stock Incentive Plan to, among other things, (i) increase the number of shares of common stock that may be issued under the plan by an additional 1,400,000 shares, (ii) establish a maximum option term, (iii) eliminate certain liberal share recycling provisions, (iv) set a ratio by which full value awards count against the share reserve and (v) remove the provision that allows the Company’s board of directors to re-price underwater awards without stockholder approval. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstentions	Broker Non- Votes
18,848,812	3,259,649	7,345	1,001,063

IV.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2012 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstentions	Broker Non- Votes
19,558,701	2,535,660	21,445	1,001,063

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC

Date: May 25, 2012	By:	/s/ Michael K. Simon
Michael K. Simon President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated 2009 Stock Incentive Plan.